Presentation for Business Update AUGUST 7, 2025

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, such as, statements about the Company’s beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, such as projected hashrate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 to be filed with the SEC, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Website Disclosure The Company maintains a dedicated investor website at https://investors.ciphermining.com/investors (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors’ Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investors Resources section of Cipher’s Investors’ Website and submitting your email address. Non-GAAP Financial Measures This communication includes supplemental financial measures for Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case that exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States (“GAAP”) and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non- GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our condensed consolidated financial statements included elsewhere in this communication, which have been prepared in accordance with GAAP. We rely primarily on such condensed consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved. 2

Key Indicators

BITCOIN HELD

~1,034 BTC
Q1 2025

→

~1,063 BTC
Q2 2025

NEAR-TERM HASHRATE GROWTH

~16.8 EH/s
Q2 2025

→

~23.5 EH/s
Q3 2025

SELF-MINING FLEET EFFICIENCY

~20.8 J/TH
Q2 2025

→

~16.8 J/TH
Q3 2025

POWER PRICE

3.1 c/kwh
Weighted Avg. Price(1)

POWER COST PER BTC

$27,324
Q2 2025(2)

CURRENT OPERATIONS

477 MW
Operating Capacity Including JV Capacity

PIPELINE GROWTH

2.6 GW
Future Potential Capacity at 7 Sites(3)

Note: Values represented are approximations
(1) Represents the expected weighted average power price at Cipher's current sites assuming 150 MW at Black Pearl
(2) Reflects reconciled combined electricity cost from Q2 2025 of Odessa, Alborz, Bear & Chief, including TDU charges, taxes, settlement charges, TDSP charges, customer charges, 2021 storm surcharge, and net of revenue generated from opportunistic power sales
(3) Includes Black Pearl Phase II, Barber Lake, Stingray, Reveille, Mikeska, Milsing, and McLennan and assumes all load studies / regulatory approvals are passed to reach full potential capacity

3

Second Quarter Growth Update

Consistent Execution & Thoughtful Expansion

- **Bitcoin Mining**
  - Black Pearl Phase I
    - Construction and energization successfully completed with ~6.9 EH/s currently deployed
    - Purchased ~1.5 EH/s of Canaan A15 Pro rigs, which will increase Black Pearl Phase I hashrate to ~10.0 EH/s in Q3 2025
    - Completed convertible offering raising net proceeds of ~$168m to finalize funding for Black Pearl Phase I
- **HPC**
  - Advanced tenant discussions at Barber Lake site
  - New strategic plan at Black Pearl Phase II enables 150 MW of capacity designed to support both hydro BTC mining and HPC workloads

Steady Scaling

Self-Mining Hashrate



~16.8 EH/s
~20.4 EH/s
~23.5 EH/s
Q2 2025
Current(1)
Q3 2025(2)

(1) Reflects hashrate as of July 2025 with Black Pearl Phase I 150 MW deployment of delivered Bitmain S21 XP rigs from recent purchase order and previously utilized rigs from the Odessa site
(2) Assumes Black Pearl Phase I 150 MW deployment of Bitmain S21 XP and Canaan A15 Pro rigs from recent purchase orders

4

Black Pearl Phase II 5 DESIGN PHILOSOPHY • Bridge the gap between the needs of BTC mining and AI compute • Flexibility to support evolving hardware requirements as technology continues to advance • Day 1 infrastructure efficiently convertible to Tier 1, 2, or 3 design specifications in response to tenant leasing preferences • Current design and supply chain plan enables less than 6-month turnaround for conversions • Buildout positions Cipher ahead of the curve, anticipating where the industry is heading and aligning our strategy accordingly “The United States is on track to require at least 50 gigawatts of electric capacity for AI by 2028 to sustain its AI leadership.” Anthropic PBC “Build AI in America” Report on 07/21/2025 AI DATA CENTER GROWTH “We now expect to invest approximately $85 billion in CapEx in 2025, up from a previous estimate of $75 billion… Looking out to 2026, we expect a further increase in CapEx due to the demand we’re seeing from customers...” Anat Ashkenazi, SVP & CFO, Alphabet and Google Alphabet Inc. Q2 2025 Earnings Call on 07/23/2025

Current Portfolio

ODESSA

Operational Highlights

Odessa – 85% of BTC Production[(1)]

~11.3 EH/s
Current Operating Hashrate

207 MW
Total Power Capacity

~$24,686
All-in Electricity Cost per BTC **Q2 2025**[(2)]

~17.6 J/TH
Odessa Fleet Efficiency[(3)]





(1) Reflects approximate percentage of Cipher's Q2 '25 BTC production
(2) Reflects electricity cost from Q2 '25, including TDU charges and net of revenue generated from opportunistic power sales
(3) Reflects the estimated fleet efficiency at Odessa as of July 2025

CIPHER JV DATA CENTERS

Operational Highlights

Alborz, Bear & Chief – 13% of BTC Production[1]

~4.4 EH/s
Current Operating Hashrate[2]

120 MW
Total Power Capacity

~$44,594
All-in Electricity Cost per BTC **Q2 2025**[3]

~25.7 J/TH
JV Sites Fleet Efficiency[4]





(1) Reflects approximate percentage of Cipher's Q2 '25 BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~2.2 EH/s
(3) Reflects reconciled combined electricity cost from Q2 '25, including taxes, settlement charges, TDSP charges, customer charges, and 2021 storm surcharge
(4) Reflects the estimated fleet efficiency at the joint venture sites as of July 2025

Development Pipeline

Black Pearl Phase I – 2% of BTC Production(1) Black Pearl 2025 GROWTH • Phase I – 150 MW – Construction and energization completed on schedule in Q2 2025 – Current hashrate of ~6.9 EH/s(2) and efficiency of ~19.9 J/TH(2) – With addition of new rigs arriving in Q3 2025, Black Pearl Phase I hashrate and efficiency will improve to ~10.0 EH/s(3) and ~13.9 J/TH(3) • Phase II – 150 MW – Strategic buildout enables 150 MW of capacity designed to support both hydro BTC mining and HPC workloads (1) Reflects approximate percentage of Cipher’s Q2 ‘25 BTC production (2) Reflects deployment of delivered Bitmain S21 XP rigs from recent purchase order and previously utilized rigs from the Odessa site (3) Reflects deployment of Bitmain S21 XP and Canaan A15 Pro rigs from recent purchase orders 300 MW Total Power Capacity 70 Acres Total Acreage

11 Barber Lake 2025 GROWTH 300 MW Approved Power Capacity 587 Acres Total Acreage • Site is energized and ready for construction • Site features: – Newly constructed high-to-mid voltage substation – Approvals for 300 MW of interconnection / agreements necessary to participate in the ERCOT market – Signed MOU for additional 500 MW data center – Favorable water flow rates suitable for evaporative cooling applications for HPC / PUE optimization – Multiple, geographically diverse fiber routes to major metropolitan areas Barber Lake Site Colorado City

Stingray 2026 GROWTH 100 MW Approved Power Capacity 250 Acres Total Acreage • Energization expected in Q3 2026 • Initiated development of substation and secured long-lead items including transformers and high-voltage breakers • Site features: – 250 acres of owned land in West Texas – Approvals for 100 MW of interconnection / agreements necessary to participate in the ERCOT market 12 Stingray Site Andrews Stingray Site Midland

13 Reveille, Mikeska, Milsing, McLennan FUTURE GROWTH Reveille Milsing McLennan Mikeska 70 MW Total Power Capacity 55 Acres Total Acreage Reveille 500 MW Total Power Capacity(1) 100 Acres Total Acreage Mikeska 500 MW Total Power Capacity(1) 187 Acres Total Acreage Milsing 500 MW Total Power Capacity(1) 319 Acres Total Acreage McLennan (1) Reflects total potential capacity of 500 MW per site – pending load studies and ERCOT LFL approval

Financial Update

($39m) Q1 2025 ($46m) Q2 2025 GAAP NET EARNINGS ($0.11) Q1 2025 ($0.12) Q2 2025 GAAP NET EARNINGS PER SHARE $49m Q1 2025 $44m Q2 2025 REVENUES Q2 2025 Quarter Over Quarter Financial Highlights 15Note: Values represented are approximations $6m Q1 2025 $30m Q2 2025 ADJUSTED EARNINGS $0.02 Q1 2025 $0.08 Q2 2025 ADJUSTED EARNINGS PER SHARE

($15m) Q2 2024 ($46m) Q2 2025 GAAP NET EARNINGS ($0.05) Q2 2024 ($0.12) Q2 2025 GAAP NET EARNINGS PER SHARE $37m Q2 2024 $44m Q2 2025 REVENUES Q2 2025 Year Over Year Financial Highlights 16Note: Values represented are approximations ($3m) Q2 2024 $30m Q2 2025 ADJUSTED EARNINGS ($0.01) Q2 2024 $0.08 Q2 2025 ADJUSTED EARNINGS PER SHARE

Three Months Ended Three Months Ended June 30, 2025 March 31, 2025 June 30, 2025 June 30, 2024 Revenue - bitcoin mining $ 43,565 $ 48,959 $ 43,565 $ 36,808 Costs and operating (expenses) income Cost of revenue (15,330) (14,894) (15,330) (14,281) Compensation and benefits (15,659) (14,303) (15,659) (16,285) General and administrative (9,078) (8,951) (9,078) (8,365) Depreciation and amortization (44,086) (43,467) (44,086) (20,251) Change in fair value of derivative asset (15,480) 7,330 (15,480) 21,980 Power sales 1,376 991 1,376 1,109 Equity in (losses) income of equity investees (1,701) (5,292) (1,701) (577) Unrealized gains (losses) on fair value of bitcoin 17,143 (20,178) 17,143 (21,178) Realized (losses) gains on sale of bitcoin (3,639) 12,196 (3,639) 4,869 Other operating losses (2,354) (479) (2,354) - Total costs and operating expenses (88,808) (87,047) (88,808) (52,979) Operating loss (45,243) (38,088) (45,243) (16,171) Other income (expense) Interest income 296 190 296 1,053 Interest expense (1,137) (777) (1,137) (372) Change in fair value of warrant liability - - - - Other income (expense) 1,220 (156) 1,220 727 Total other income (expense) 379 (743) 379 1,408 Loss before taxes (44,864) (38,831) (44,864) (14,763) Current income tax expense (1,145) (779) (1,145) (335) Deferred income tax benefit (expense) 228 635 228 (193) Total income tax expense (917) (144) (917) (528) Net loss $ (45,781) $ (38,975) $ (45,781) $ (15,291) Loss per share - basic and diluted $ (0.12) $ (0.11) $ (0.12) $ (0.05) Weighted average shares outstanding – basic 375,052,248 360,514,620 375,052,248 314,353,742 Weighted average shares outstanding – diluted 375,052,248 360,514,620 375,052,248 314,353,742 Results of Operations QoQ and YoY Comparison 17Note: In thousands, except for share and per share amounts

Three Months Ended Three Months Ended June 30, June 30, 2025 March 31, 2025 2025 2024 Reconciliation of Adjusted Earnings: Net (loss) income $ (45,781) $ (38,975) $ (45,781) $ (15,291) Change in fair value of derivative asset 15,480 (7,330) 15,480 (21,980) Share-based compensation expense 10,493 9,132 10,493 13,337 Depreciation and amortization 44,086 43,467 44,086 20,251 Deferred income tax (benefit) expense (228) (635) (228) 193 Other losses – nonrecurring 6,299 479 6,299 — Change in fair value of warrant liability — — — — Adjusted earnings (loss) $ 30,349 $ 6,138 $ 30,349 $ (3,490) Three Months Ended Three Months Ended June 30, June 30, 2025 March 31, 2025 2025 2024 Reconciliation of Adjusted Earnings per share - diluted: Net loss per share – diluted $ (0.12) $ (0.11) $ (0.12) $ (0.05) Change in fair value of derivative asset per diluted share 0.03 (0.02) 0.03 (0.06) Share-based compensation expense per diluted share 0.03 0.03 0.03 0.04 Depreciation and amortization per diluted share 0.12 0.12 0.12 0.06 Deferred income tax (benefit) expense per diluted share — — — — Other losses - nonrecurring per diluted share 0.02 — 0.02 — Change in fair value of warrant liability per diluted share — — — — Adjusted earnings (loss) per diluted share $ 0.08 $ 0.02 $ 0.08 $ (0.01) Non-GAAP Adjusted Earnings QoQ and YoY Comparison 18Note: In thousands, except for per share amounts

June 30, 2025 December 31, 2024 ASSETS Current assets Cash and cash equivalents $ 62,704 $ 5,585 Accounts receivable 1,575 596 Receivables, related party 249 2,090 Prepaid expenses and other current assets 7,417 3,387 Bitcoin 112,089 92,651 Receivable for bitcoin collateral - 32,248 Derivative asset 35,629 31,648 Total current assets 219,663 168,205 Restricted cash 14,392 14,392 Property and equipment, net 473,887 480,865 Deposits on equipment 183,028 38,872 Intangible assets, net 9,229 8,881 Investment in equity investees 45,901 53,908 Derivative asset 41,891 54,022 Operating lease right-of-use asset 12,288 12,561 Security deposits 13,794 19,782 Other noncurrent assets 4,686 3,958 Total assets $ 1,018,759 $ 855,446 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable $ 14,871 $ 22,699 Accrued expenses and other current liabilities 30,180 69,824 Finance lease liability, current portion 4,011 3,798 Operating lease liability, current portion 3,444 3,127 Short-term borrowings - 32,330 Total current liabilities 52,506 131,778 Long-term borrowings, net 167,113 - Asset retirement obligations 32,110 20,282 Finance lease liability 5,270 7,331 Operating lease liability 9,450 9,833 Deferred tax liability 3,406 4,269 Total liabilities 269,855 173,493 Commitments and contingencies (Note 13) Stockholders’ equity Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of June 30, 2025, and December 31, 2024 - - Common stock, $0.001 par value, 500,000,000 shares authorized, 388,123,588 and 361,432,449 shares issued as of June 30, 2025 and December 31, 2024, respectively, and 386,758,546 and 350,783,817 shares outstanding as of June 30, 2025, and December 31, 2024, respectively 388 361 Additional paid-in capital 1,014,686 863,015 Accumulated deficit (266,168) (181,412) Treasury stock, at par, 1,365,042 and 10,648,632 shares at June 30, 2025 and December 31, 2024, respectively (2) (11) Total stockholders’ equity 748,904 681,953 Total liabilities and stockholders’ equity $ 1,018,759 $ 855,446 Consolidated Balance Sheets 19Note: In thousands, except for share and per share amounts